                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 7, 2002
                                         --------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                      0-25762                 54-1719855
--------------------------------    ----------------        --------------------
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                 File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia             23060
--------------------------------------------------  ---------------------------
   (Address of principal executive offices)                (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5. OTHER EVENTS

     The July 2002 monthly Certificateholder's Statements to investors were distributed August 7, 2002.


ITEM 7 (C). EXHIBITS

     The following are filed as exhibits to this Report under Exhibit 20:


1.   July Performance Summary

2. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of July 2002.

3. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of July 2002.

4. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of July 2002.

5. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of July 2002.

6. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of July 2002

7. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of July 2002

8. Series 2000-1 Class A and Class B Certificateholder's Statements for the month of July 2002

9. Series 2000-2 Class A and Class B Certificateholder's Statements for the month of July 2002

10. Series 2000-3 Class A and Class B Certificateholder's Statements for the month of July 2002

11. Series 2000-4 Class A and Class B Certificateholder's Statements for the month of July 2002


12. Series 2000-5 Class A and Class B Certificateholder's Statements for the month of July 2002

13. Series 2001-1 Class A and Class B Certificateholder's Statements for the month of July 2002

14. Series 2001-2 Class A and Class B Certificateholder's Statements for the month of July 2002


15. Series 2001-3 Class A and Class B Certificateholder's Statements for the month of July 2002

16. Series 2001-4 Class A and Class B Certificateholder's Statements for the month of July 2002

17. Series 2001-5 Class A and Class B Certificateholder's Statements for the month of July 2002


18. Series 2001-6 Class A and Class B Certificateholder's Statements for the month of July 2002

19. Series 2001-7 Class A and Class B Certificateholder's Statements for the month of July 2002

20. Series 2001-8 Class A and Class B Certificateholder's Statements for the month of July 2002


21. Series 2002-1 Class A and Class B Certificateholder's Statements for the month of July 2002


22. Series 2002-2 Class A and Class B Certificateholder's Statements for the month of July 2002


23. Series 2002-3 Class A and Class B Certificateholder's Statements for the month of July 2002


24. Series 2002-4 Class A and Class B Certificateholder's Statements for the month of July 2002


25.  Trust Excess Spread Analysis



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                          CAPITAL ONE MASTER TRUST

                          By:    CAPITAL ONE BANK
                                 Servicer


                          By:     /s/ Stuart Levy
                                 ----------------------------------------------
                                 Stuart Levy
                                 Manager, Investor Reporting



Date:  August 7, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                ---------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
------                --------                                                        -------------
     1                July Performance Summary                                                07

     2                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          09

     3                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          11

     4                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          13

     5                Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          15

     6                Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          17

     7                Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          19

     8                Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          21

     9                Series 2000-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          23

     10               Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          25

     11               Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          27

     12               Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          29

     13               Series 2001-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          31

     14               Series 2001-2 Class A and Class B Certificate-


                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
------                --------                                                        -------------

                      holder's Statements for the month of July 2002                          33

     15               Series 2001-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          35

     16               Series 2001-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          37

     17               Series 2001-5 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          39

     18               Series 2001-6 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          41

     19               Series 2001-7 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          43

     20               Series 2001-8 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          45

     21               Series 2002-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          47

     22               Series 2002-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          49

     23               Series 2002-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          51

     24               Series 2002-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 2002                          53

     25               Trust Excess Spread Analysis                                            55

